UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22744

American Funds Corporate Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

Brian C. Janssen

American Funds Corporate Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Corporate Bond Fund® Annual report for the year ended May 31, 2019

A research-driven
fund of high-quality
corporate bonds

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

American Funds Corporate Bond Fund seeks to provide maximum total return consistent with capital preservation and prudent risk management.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, by Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2019 (the most recent calendar quarter-end):

	Cumulative total return	Average annual total return
			Lifetime
Class A shares	1 year	5 years	(since 12/14/12)

Reflecting 3.75% maximum sales charge	5.97%	3.56%	3.46%

The total annual fund operating expense ratio is 0.90% for Class A shares as of the prospectus dated August 1, 2019 (unaudited). The expense ratio is restated to reflect current fees. The net expense ratio is 0.86%.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least August 1, 2020. After that time, the adviser may elect at its discretion to extend, modify or terminate the reimbursement. Investment results and the net expense ratio shown reflect the reimbursement, without which the results would have been lower and the expenses would have been higher. Refer to the fund’s most recent prospectus for details. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of June 30, 2019, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.05%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Summary investment portfolio

8	Financial statements

35	Board of trustees and other officers

Fellow investors:

We are pleased to present you with the annual report for American Funds Corporate Bond Fund. For the 12 months ended May 31, 2019, the fund rose 7.32%, with all dividends reinvested. By way of comparison, the Bloomberg Barclays U.S. Corporate Investment Grade Index rose 7.45%, while the fund’s peer group, as measured by the Lipper Corporate Debt Funds BBB-Rated Average, rose 6.76%.

During this time, the fund generated dividends totaling about 28 cents a share, providing investors who reinvested dividends with an income return of 2.81%. The fund did not pay a capital gain distribution.

At the end of the period, the fund’s corporate holdings — representing about 83% of the portfolio — were spread among a variety of sectors. Bonds in the healthcare sector made up 14% of the portfolio on a market-value basis. Utilities and financials were also significant holdings, each ending the year at 12.5% of the portfolio. Roughly 7.48% of the portfolio was invested in government securities, primarily U.S. Treasury notes. About 71% of the fund consisted of U.S.-domiciled issuers, with the rest chiefly invested in bonds from Canada, the United Kingdom and Germany. All securities are, and have been, denominated in U.S. dollars. A complete list of fund holdings begins on page 4.

Economic backdrop

Global economic growth slowed during the past year, driven largely by uncertainty around international trade. The U.S. economy was relatively strong, while eurozone growth was suppressed by political uncertainty and brewing trade tensions. China’s economy slowed, hurting export demand elsewhere in Asia.

U.S. GDP growth has exceeded 3% in all but one of the past four quarters. The unemployment rate fell to 3.6% in April, the lowest level in nearly 50 years, and wages rose moderately. Consumer confidence was generally strong. In the eurozone, year-over-year GDP growth slowed to 1.5% during the past two quarters. Along with low inflation, slow growth pushed policy tightening by the European Central Bank further into the future.

Corporate bond market

Market volatility spiked in late 2018 amid concerns about slowing growth, rising interest rates and acrimonious U.S.-China

Results at a glance

For periods ended May 31, 2019, with all distributions reinvested

	Cumulative total returns		Average annual total returns
					Lifetime
	6 months	1 year	3 years	5 years	(since 12/14/12)

American Funds Corporate Bond Fund (Class A shares)	8.40%	7.32%	3.48%	3.91%	3.75%
Bloomberg Barclays U.S. Corporate Investment Grade Index*	8.81	7.45	3.88	3.59	3.41
Lipper Corporate Debt Funds BBB-Rated Average†	8.08	6.76	3.59	3.08	3.05
Lipper Corporate Debt Funds A-Rated Average†	7.79	6.61	3.22	3.10	2.86

*	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

Since the fund’s inception through July 29, 2016, certain fees, such as 12b-1 fees, were not charged on Class A shares. If these expenses had been deducted, results would have been lower.

American Funds Corporate Bond Fund	1

trade negotiations. But in early 2019, corporate bond spreads — the difference between yields offered by U.S. corporate debt and Treasuries — narrowed and several key equity indexes reached new highs as the U.S. Federal Reserve shifted to a more accommodative stance and signs emerged of progress in trade talks. However, volatility returned in the final weeks of the fund’s fiscal year as the U.S. raised tariffs on Chinese goods and threatened new tariffs on imports from Mexico. Amid these convulsions, market expectations for Fed rate cuts increased considerably.

Investment-grade corporate bonds produced positive returns for most of the year. Spreads ended May slightly above year-earlier levels. Along with widening credit spreads, investment-grade bond issuance nearly ground to a halt in late 2018, then snapped back as market volatility receded.

Corporate profits are cyclically high but so is leverage as historically low interest rates have contained the cost of debt. Companies have found it advantageous to borrow to make acquisitions and boost shareholder payouts at a time when it is becoming more difficult to generate organic growth. Given that it is late in the economic cycle in the U.S., it is inevitable that profit growth will come under pressure. When it does, investment-grade debt issuers should have the flexibility to scale back stock buybacks and dividends to maintain credit quality.

Inside the fund

In an increasingly volatile environment, the fund managers continue to evaluate opportunities and exposures carefully, focusing on companies with improving fundamentals, strong management teams and cash flows that are less susceptible to the economic cycle. When corporate bond spreads widened in the fourth quarter of 2018, fund managers increased their exposure to credit risk, then rotated out of those positions as spreads tightened.

In the energy sector, we took advantage of a bond rally driven by the past year’s peaks in oil prices to trim a large overweight position that we had built up after oil prices bottomed in early 2016. Among holdings we reduced were gas pipeline companies that have benefited from rallying energy prices, such as Kinder Morgan and Enbridge.

We have been adding to positions in the banking sector, especially in Europe. Turmoil surrounding the U.K.’s departure from the European Union, along with political tensions and fiscal pressures in the EU periphery, have allowed us to selectively increase exposure at attractive valuations. We have added to positions in HSBC, Barclays and Credit Suisse, among others.

Teva Pharmaceutical and the California utility PG&E are two holdings that have been under pressure. Teva has been hurt by opioid litigation and other legal exposures. PG&E, facing potential legal liabilities associated with a series of California wildfires, filed for bankruptcy protection in January.

Outlook

The potential for trade shocks and political fragmentation in Europe remain key risks, while concerns about tighter Fed policy have receded. Corporate earnings growth is solid but slowing as the benefits of tax cuts for the U.S. economy have begun to wane. The risks to the outlook are broadly reflected in the current valuation of many fixed income assets.

Although the U.S. economy is late in the cycle and vulnerable to shocks, we do not see a recession materializing this year. As the U.S. presidential campaign takes shape, we will be focused on how different political outcomes are likely to affect the economy and financial markets.

As ever, we are alert to idiosyncratic buying opportunities. In this environment, we are attracted to consumer noncyclicals where management is intent on reducing elevated leverage over the next few years. We have seen buying opportunities in Anheuser Busch in beverages, Altria in tobacco and Takeda in pharmaceuticals — all sectors whose cash flows are less tied to economic fluctuations. In contrast, we are cautious about technology and retail. Both industries’ global value chains are vulnerable to higher trade tariffs. We maintain underweight positions in both and continue to monitor valuations for appropriate entry points.

With corporate credit spreads still relatively low, it remains challenging to find compelling value. As always, we focus on deep credit research to find those opportunities. Our managers rely on rigorous analysis that seeks to determine which industry, company or security mix will provide the outcome that helps investors pursue their financial objectives.

We thank you for making American Funds Corporate Bond Fund part of your portfolio.

Cordially,

David S. Lee
President

July 16, 2019

For current information about the fund, visit americanfunds.com.

2	American Funds Corporate Bond Fund

The value of a $10,000 investment

How a $10,000 investment has fared for the period December 14, 2012, to May 31, 2019, with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: Bloomberg Index Services Ltd. The Bloomberg Barclays U.S. Corporate Investment Grade Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Source: Thomson Reuters Lipper. Results of the Lipper Corporate Debt Funds BBB-Rated Average do not reflect any sales charges.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Total returns based on a $1,000 investment (for the period ended May 31, 2019)*

	Cumulative total return	Average annual total return
			Lifetime
	1 year	5 years	(since 12/14/12)

Class A shares	3.29%	3.13%	3.14%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least August 1, 2020. After that time, the adviser may elect at its discretion to extend, modify or terminate the reimbursement. Investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details. Visit americanfunds.com for more information.

Although the fund has plans of distribution for Class A shares, fees for distribution services are not paid by the fund on amounts invested in the fund by the fund’s investment adviser. Because fees for distribution services were not charged on these assets, total returns were higher. See the “Plans of distribution” section of the prospectus for information on the distribution service fees permitted to be charged by the fund.

American Funds Corporate Bond Fund	3

Summary investment portfolio May 31, 2019

Industry sector diversification	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	7.20%
AAA/Aaa	1.48
AA/Aa	11.81
A/A	35.29
BBB/Baa	33.04
Below investment grade	1.98
Short-term securities & other assets less liabilities	9.20
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 90.80%	Principal amount (000)	Value (000)
Corporate bonds & notes 83.25%
Health care 14.11%
Allergan PLC 3.45% 2022	$3,584	$3,606
Bayer US Finance II LLC 4.25% 2025[1]	2,725	2,805
Bayer US Finance II LLC 4.375% 2028[1]	4,200	4,248
Bayer US Finance II LLC 3.875% 2023[1]	750	763
Bristol-Myers Squibb Co. 3.40% 2029[1]	4,028	4,145
Bristol-Myers Squibb Co. 2.60%–4.25% 2022–2049[1]	5,213	5,436
Cigna Corp. 4.375% 2028[1]	3,260	3,425
Cigna Corp. 3.75%–4.90% 2023–2048[1]	2,960	3,035
EMD Finance LLC 3.25% 2025[1]	3,770	3,793
Shire PLC 2.40%–3.20% 2021–2026	2,691	2,661
Takeda Pharmaceutical Co., Ltd. 4.40% 2023[1]	2,214	2,342
Takeda Pharmaceutical Co., Ltd. 5.00% 2028[1]	8,257	9,163
Teva Pharmaceutical Finance Co. BV 2.80% 2023	5,365	4,498
Other securities		40,853
		90,773

Financials 12.56%
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[2]	3,125	3,195
Bank of America Corp. 3.458% 2025 (3-month USD-LIBOR + 0.97% on 3/15/2024)[2]	7,729	7,871
Bank of America Corp. 3.974% 2030	940	975
Citigroup Inc. 3.98% 2030 (3-month USD-LIBOR + 1.023% on 3/20/2029)[2]	4,265	4,417
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[2]	3,220	3,256
JPMorgan Chase & Co. 3.702% 2030 (3-month USD-LIBOR + 1.16% on 5/6/2029)[2]	5,120	5,226
JPMorgan Chase & Co. 2.25%–4.45% 2020–2029[2]	3,302	3,390
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[2]	2,500	2,578
Morgan Stanley 4.431% 2030 (3-month USD-LIBOR + 1.628% on 1/23/2029)[2]	2,910	3,128
Other securities		46,753
		80,789

4	American Funds Corporate Bond Fund

	Principal amount (000)	Value (000)
Utilities 12.54%
AEP Transmission Co. LLC 4.25% 2048	$200	$219
American Electric Power Co., Inc. 3.65% 2021	1,600	1,641
American Electric Power Co., Inc. 4.30% 2028	4,743	5,140
Dominion Resources, Inc. 2.962% 2019[2]	300	300
FirstEnergy Corp. 3.90% 2027	4,330	4,445
FirstEnergy Corp. 3.50% 2028[1]	1,000	996
Jersey Central Power & Light Co. 4.30% 2026[1]	1,085	1,149
Metropolitan Edison Co. 4.30% 2029[1]	200	213
Pacific Gas and Electric Co. 2.45%–4.65% 2020–2047[1,3]	7,161	6,674
Puget Energy, Inc. 6.50% 2020	5,000	5,277
Puget Energy, Inc. 3.65%–5.63% 2022–2025	1,200	1,268
SCANA Corp. 6.25% 2020	2,822	2,883
SCANA Corp. 4.13%–4.75% 2021–2022	1,086	1,110
South Carolina Electric & Gas Co. 4.60%–5.45% 2033–2043	1,691	1,979
Southern California Edison Co. 4.125% 2048	3,457	3,385
Southern California Edison Co. 3.50%–4.88% 2023–2049	3,995	3,991
Virginia Electric and Power Co. 2.95% 2026	1,750	1,742
Other securities		38,249
		80,661

Consumer staples 10.01%
Altria Group, Inc. 4.80% 2029	4,310	4,505
Altria Group, Inc. 5.95% 2049	3,889	4,268
Altria Group, Inc. 3.80%–5.80% 2024–2039	1,520	1,618
Anheuser-Busch Co./InBev Worldwide 4.70% 2036	405	419
Anheuser-Busch Co./InBev Worldwide 4.90% 2046	3,300	3,408
Anheuser-Busch InBev NV 4.00%–5.55% 2028–2049	3,380	3,769
British American Tobacco PLC 3.557% 2027	4,880	4,697
British American Tobacco PLC 4.54% 2047	3,325	2,997
British American Tobacco PLC 2.76%–3.22% 2022–2024	1,520	1,507
Keurig Dr Pepper Inc. 4.057% 2023[1]	4,810	5,003
Keurig Dr Pepper Inc. 3.55%–5.09% 2021–2048[1]	3,660	3,878
Reynolds American Inc. 4.45%–5.85% 2025–2045	450	468
Wal-Mart Stores, Inc. 2.85% 2024	6,102	6,199
Wal-Mart Stores, Inc. 2.35%–3.70% 2021–2029	4,623	4,773
WM. Wrigley Jr. Co. 3.375% 2020[1]	2,950	2,976
Other securities		13,894
		64,379

Energy 8.32%
Cenovus Energy Inc. 5.40% 2047	2,933	2,938
Chevron Corp. 2.498% 2022	2,600	2,610
Energy Transfer Partners, LP 4.20%–6.25% 2027–2049	6,541	6,824
TransCanada PipeLines Ltd. 4.25% 2028	2,545	2,675
Other securities		38,455
		53,502

Industrials 6.17%
3M Co. 2.25% 2023	4,096	4,082
Avolon Holdings Funding Ltd. 3.95% 2024[1]	3,080	3,063
Boeing Co. 3.10% 2026	3,090	3,139
Boeing Co. 2.70%–3.60% 2022–2034	3,730	3,765
CSX Corp. 3.80% 2028	2,500	2,619
United Technologies Corp. 4.125% 2028	2,475	2,628
Westinghouse Air Brake Technologies Corp. 4.40% 2024[2]	2,769	2,872
Other securities		17,526
		39,694

Communication services 5.83%
AT&T Inc. 2.45% 2020	9,000	8,979
AT&T Inc. 3.78%–4.35% 2024–2045[4]	4,875	4,966
Comcast Corp. 4.15% 2028	2,525	2,711
Comcast Corp. 3.95%–4.70% 2025–2048	4,310	4,570
NBCUniversal Enterprise, Inc. 5.25% 2049[1]	2,035	2,077
Other securities		14,213
		37,516

American Funds Corporate Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Consumer discretionary 5.38%
Bayerische Motoren Werke AG 2.95% 2022[1]	$3,260	$3,288
Bayerische Motoren Werke AG 3.15% 2024[1]	3,005	3,050
Bayerische Motoren Werke AG 1.85%–3.45% 2020–2023[1]	800	799
Other securities		27,473
		34,610

Information technology 4.06%
Broadcom Inc. 4.75% 2029[1]	9,125	9,013
Broadcom Ltd. 3.00%–3.88% 2022–2028	6,469	6,145
International Business Machines Corp. 3.00% 2024	3,760	3,796
Other securities		7,138
		26,092

Real estate 2.35%
Westfield Corp. Ltd. 3.15% 2022[1]	4,585	4,643
Other securities		10,472
		15,115

Materials 1.92%
Other securities		12,329

Total corporate bonds & notes		535,460

U.S. Treasury bonds & notes 7.20%
U.S. Treasury 6.84%
U.S. Treasury 2.50% 2022	5,000	5,080
U.S. Treasury 2.00% 2024	4,657	4,675
U.S. Treasury 2.50% 2024[5]	6,497	6,662
U.S. Treasury 2.375% 2029	18,856	19,262
U.S. Treasury 3.00% 2049[5]	4,612	5,022
U.S. Treasury 2.25%–3.13% 2024–2048	3,206	3,272
		43,973

U.S. Treasury inflation-protected securities 0.36%
U.S. Treasury Inflation-Protected Security 0.625% 2023[6]	2,328	2,352

Total U.S. Treasury bonds & notes		46,325

Municipals 0.28%
Other 0.28%
Other securities		1,813
		1,813

Other bonds & notes 0.07%
Other securities		466

Total bonds, notes & other debt instruments (cost: $567,860,000)		584,064

Short-term securities 8.32%	Shares
Money market investments 8.32%
Capital Group Central Cash Fund	534,962	53,496

Total short-term securities (cost: $53,490,000)		53,496
Total investment securities 99.12% (cost: $621,350,000)		637,560
Other assets less liabilities 0.88%		5,660

Net assets 100.00%		$643,220

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

6	American Funds Corporate Bond Fund

Futures contracts

		Number of		Notional amount [7]	Value at 5/31/2019 [8]	Unrealized (depreciation) appreciation at 5/31/2019
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
2 Year U.S. Treasury Note Futures	Short	2	October 2019	$(400)	$(429)	$(1)
5 Year U.S. Treasury Note Futures	Long	265	October 2019	26,500	31,102	262
10 Year Ultra U.S. Treasury Note Futures	Short	11	September 2019	(1,100)	(1,502)	(31)
30 Year Ultra U.S. Treasury Bond Futures	Long	18	September 2019	1,800	3,164	108
						$338

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $140,521,000, which represented 21.85% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.
[3]	Scheduled interest and/or principal payment was not received.
[4]	Coupon rate may change periodically.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $229,000, which represented .04% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See notes to financial statements

American Funds Corporate Bond Fund	7

Financial statements

Statement of assets and liabilities
at May 31, 2019	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $621,350)		$637,560
Cash		71
Receivables for:
Sales of investments	$9,457
Sales of fund’s shares	2,204
Dividends and interest	5,026
Variation margin on futures contracts	170	16,857
		654,488
Liabilities:
Payables for:
Purchases of investments	10,146
Repurchases of fund’s shares	671
Dividends on fund’s shares	12
Investment advisory services	232
Services provided by related parties	172
Trustees’ deferred compensation	2
Variation margin on futures contracts	12
Other	21	11,268
Net assets at May 31, 2019		$643,220

Net assets consist of:
Capital paid in on shares of beneficial interest		$632,085
Total distributable earnings		11,135
Net assets at May 31, 2019		$643,220

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (61,639 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$501,298	48,039	$10.44
Class C	20,181	1,934	10.44
Class T	10	1	10.44
Class F-1	6,121	586	10.44
Class F-2	38,361	3,676	10.44
Class F-3	11,247	1,078	10.44
Class 529-A	30,971	2,968	10.44
Class 529-C	5,984	573	10.44
Class 529-E	1,061	102	10.44
Class 529-T	11	1	10.44
Class 529-F-1	3,903	374	10.44
Class R-1	583	56	10.44
Class R-2	4,640	445	10.44
Class R-2E	506	48	10.44
Class R-3	6,680	640	10.44
Class R-4	3,047	292	10.44
Class R-5E	576	55	10.44
Class R-5	1,030	99	10.44
Class R-6	7,010	672	10.44

See notes to financial statements

8	American Funds Corporate Bond Fund

Statement of operations
for the year ended May 31, 2019	(dollars in thousands)

Investment income:
Income:
Interest	$19,950
Dividends	178	$20,128
Fees and expenses*:
Investment advisory services	2,437
Distribution services	1,603
Transfer agent services	656
Administrative services	98
Reports to shareholders	60
Registration statement and prospectus	291
Trustees’ compensation	4
Auditing and legal	17
Custodian	4
Other	49
Total fees and expenses before reimbursements	5,219
Less miscellaneous fee reimbursements	81
Total fees and expenses after reimbursements		5,138
Net investment income		14,990

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers	(2,311)
Futures contracts	156
Swap contracts	224	(1,931)
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	26,378
Futures contracts	400
Swap contracts	(156)	26,622
Net realized loss and unrealized appreciation		24,691

Net increase in net assets resulting from operations		$39,681

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended May 31
	2019	2018
Operations:
Net investment income	$14,990	$9,328
Net realized loss	(1,931)	(1,751)
Net unrealized appreciation (depreciation)	26,622	(13,547)
Net increase (decrease) in net assets resulting from operations	39,681	(5,970)

Distributions paid or accrued to shareholders	(14,837)	(10,479)*

Net capital share transactions	110,113	279,269

Total increase in net assets	134,957	262,820

Net assets:
Beginning of year	508,263	245,443
End of year	$643,220	$508,263

*	Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions were $9,270 from net investment income and $1,209 from net realized gain on investments.

See notes to financial statements

American Funds Corporate Bond Fund	9

Notes to financial statements

1. Organization

American Funds Corporate Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide maximum total return consistent with capital preservation and prudent risk management.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

10	American Funds Corporate Bond Fund

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. The Capital Group Central Cash Fund (“CCF”) is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

American Funds Corporate Bond Fund	11

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of May 31, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$535,460	$—	$535,460
U.S. Treasury bonds & notes	—	46,325	—	46,325
Municipals	—	1,813	—	1,813
Other	—	466	—	466
Short-term securities	53,496	—	—	53,496
Total	$53,496	$584,064	$—	$637,560

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$370	$—	$—	$370
Liabilities:
Unrealized depreciation on futures contracts	(32)	—	—	(32)
Total	$338	$—	$—	$338

*	Futures contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance,

12	American Funds Corporate Bond Fund

major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

American Funds Corporate Bond Fund	13

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM“), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $12,533,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

14	American Funds Corporate Bond Fund

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. As of May 31, 2019, the fund did not have any interest rate swaps. The average month-end notional amount of interest rate swaps while held was $4,122,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and interest rate swaps as of, or for the year ended, May 31, 2019 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$370	Unrealized depreciation*	$32

		Net realized gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$156	Net unrealized appreciation on futures contracts	$400
Swaps	Interest	Net realized gain on swap contracts	224	Net unrealized depreciation on swap contracts	(156)
			$380		$244

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the applicable table following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of futures contracts and interest rate swaps that calls for the fund to pledge highly liquid assets, such as cash or U.S. government securities, as collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended May 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily

American Funds Corporate Bond Fund	15

to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended May 31, 2019, the fund reclassified $1,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of May 31, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$299
Capital loss carryforward*	(4,609)
Gross unrealized appreciation on investments	17,994
Gross unrealized depreciation on investments	(2,103)
Net unrealized appreciation on investments	15,891
Cost of investments	622,007

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended May 31, 2019					Year ended May 31, 2018
Share class	Ordinary income		Long-term capital gains	Total distributions paid or accrued		Ordinary income		Long-term capital gains		Total distributions paid or accrued
Class A	$11,867		$—	$11,867		$8,428		$293		$8,721
Class C	346		—	346		260		13		273
Class T	—	*	—	—	*	—	*	—	*	—	*
Class F-1	162		—	162		150		5		155
Class F-2	905		—	905		461		15		476
Class F-3	287		—	287		190		6		196
Class 529-A	695		—	695		367		13		380
Class 529-C	95		—	95		58		3		61
Class 529-E	24		—	24		17		1		18
Class 529-T	—	*	—	—	*	—	*	—	*	—	*
Class 529-F-1	94		—	94		41		1		42
Class R-1	9		—	9		3		—	*	3
Class R-2	78		—	78		39		2		41
Class R-2E	9		—	9		3		—	*	3
Class R-3	129		—	129		47		2		49
Class R-4	55		—	55		31		1		32
Class R-5E	11		—	11		1		—	*	1
Class R-5	27		—	27		13		—	*	13
Class R-6	44		—	44		15		—	*	15
Total	$14,837		$—	$14,837		$10,124		$355		$10,479

*	Amount less than one thousand.

16	American Funds Corporate Bond Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.460% on the first $500 million of daily net assets and decreasing to 0.310% on such assets in excess of $1 billion. On March 4, 2019, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2019, amending the annual rate to 0.377% on all daily net assets. For the year ended May 31, 2019, the investment advisory services fee was $2,437,000, which was equivalent to an annualized rate of 0.453% of average daily net assets.

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund during its startup period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the year ended May 31, 2019, total fees and expenses reimbursed by CRMC were $81,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of May 31, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Currently Class A shares pay an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes pay a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized effective

American Funds Corporate Bond Fund	17

July 1, 2019, an administrative services fee at the annual rate of 0.03% of the daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529“) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended May 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$1,250	$530		$43		Not applicable
Class C	171	21		9		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	15	9		3		Not applicable
Class F-2	Not applicable	34		15		Not applicable
Class F-3	Not applicable	1		5		Not applicable
Class 529-A	50	28		12		$16
Class 529-C	48	5		2		3
Class 529-E	4	—	*	—	*	1
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	4		2		2
Class R-1	4	—	*	—	*	Not applicable
Class R-2	28	12		2		Not applicable
Class R-2E	2	1		—	*	Not applicable
Class R-3	26	8		3		Not applicable
Class R-4	5	2		1		Not applicable
Class R-5E	Not applicable	1		—	*	Not applicable
Class R-5	Not applicable	—	*	—	*	Not applicable
Class R-6	Not applicable	—	*	1		Not applicable
Total class-specific expenses	$1,603	$656		$98		$22

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and a net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

18	American Funds Corporate Bond Fund

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended May 31, 2019.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended May 31, 2019

Class A	$163,813	16,284	$11,712		1,165		$(100,766)	(10,091)	$74,759		7,358
Class C	9,685	961	340		34		(7,272)	(727)	2,753		268
Class T	—	—	—		—		—	—	—		—
Class F-1	2,847	282	161		16		(6,611)	(663)	(3,603)		(365)
Class F-2	25,663	2,555	901		89		(15,685)	(1,573)	10,879		1,071
Class F-3	5,110	508	283		28		(2,432)	(243)	2,961		293
Class 529-A	12,434	1,234	690		69		(5,978)	(600)	7,146		703
Class 529-C	2,719	270	95		9		(1,418)	(142)	1,396		137
Class 529-E	487	48	24		2		(414)	(41)	97		9
Class 529-T	—	—	—	†	—	†	—	—	—	†	—	†
Class 529-F-1	2,589	260	92		9		(1,416)	(143)	1,265		126
Class R-1	406	40	8		1		(116)	(11)	298		30
Class R-2	2,583	257	77		8		(1,449)	(144)	1,211		121
Class R-2E	379	38	9		1		(191)	(20)	197		19
Class R-3	2,966	296	129		13		(655)	(66)	2,440		243
Class R-4	1,314	129	55		5		(195)	(19)	1,174		115
Class R-5E	522	52	11		1		(24)	(2)	509		51
Class R-5	447	45	26		3		(158)	(16)	315		32
Class R-6	6,536	637	43		4		(263)	(26)	6,316		615
Total net increase (decrease)	$240,500	23,896	$14,656		1,457		$(145,043)	(14,527)	$110,113		10,826

Year ended May 31, 2018

Class A	$299,299	29,063	$7,706		752		$(98,067)	(9,599)	$208,938		20,216
Class C	14,055	1,365	270		26		(6,902)	(677)	7,423		714
Class T	—	—	—		—		—	—	—		—
Class F-1	9,677	943	155		15		(2,280)	(223)	7,552		735
Class F-2	25,772	2,507	474		46		(5,032)	(493)	21,214		2,060
Class F-3	6,798	659	194		19		(2,104)	(206)	4,888		472
Class 529-A	18,588	1,807	378		37		(2,085)	(204)	16,881		1,640
Class 529-C	3,909	379	61		6		(1,624)	(157)	2,346		228
Class 529-E	469	46	18		2		(151)	(15)	336		33
Class 529-T	—	—	—	†	—	†	—	—	—	†	—	†
Class 529-F-1	2,227	216	42		4		(475)	(46)	1,794		174
Class R-1	202	20	3		—	†	— †	— †	205		20
Class R-2	2,479	242	40		4		(289)	(28)	2,230		218
Class R-2E	267	26	3		1		—	—	270		27
Class R-3	4,150	406	47		5		(690)	(69)	3,507		342
Class R-4	1,106	108	31		3		(96)	(9)	1,041		102
Class R-5E	17	2	—	†	—	†	— †	— †	17		2
Class R-5	568	55	12		1		(3)	— †	577		56
Class R-6	120	12	14		1		(84)	(8)	50		5
Total net increase (decrease)	$389,703	37,856	$9,448		922		$(119,882)	(11,734)	$279,269		27,044

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

American Funds Corporate Bond Fund	19

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $773,034,000 and $650,053,000, respectively, during the year ended May 31, 2019.

20	American Funds Corporate Bond Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class A:
5/31/2019	$10.00	$.28	$.44	$.72	$(.28)	$—	$(.28)	$10.44	7.32%		$501		.95%		.94%		2.80%
5/31/2018	10.33	.24	(.30)	(.06)	(.24)	(.03)	(.27)	10.00	(.64)		407		1.03		.90		2.37
5/31/2017	10.27	.22	.18	.40	(.23)	(.11)	(.34)	10.33	3.90	[4]	211		.98	[4]	.87	[4]	2.16	[4]
5/31/2016	10.20	.30	.26	.56	(.29)	(.20)	(.49)	10.27	5.71	[4]	52		.75	[4]	.53	[4]	2.97	[4]
5/31/2015	10.11	.26	.08	.34	(.25)	—	(.25)	10.20	3.44	[4]	51		.71	[4]	.53	[4]	2.52	[4]
Class C:
5/31/2019	10.00	.20	.44	.64	(.20)	—	(.20)	10.44	6.53		20		1.70		1.69		2.05
5/31/2018	10.33	.16	(.30)	(.14)	(.16)	(.03)	(.19)	10.00	(1.41)		17		1.81		1.68		1.58
5/31/2017[5,6]	10.57	.12	(.18)	(.06)	(.11)	(.07)	(.18)	10.33	(.47)[7]		10		1.77		1.64		1.40
Class T:
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.60	[4]	—	[8]	.69	[4]	.68	[4]	3.06	[4]
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.40)[4]		—	[8]	.83	[4]	.68	[4]	2.56	[4]
5/31/2017[5,9]	10.17	.04	.16	.20	(.04)	—	(.04)	10.33	1.97	[4,7]	—	[8]	.15	[4,7]	.10	[4,7]	.37	[4,7]
Class F-1:
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.30		6		.98		.97		2.77
5/31/2018	10.33	.23	(.30)	(.07)	(.23)	(.03)	(.26)	10.00	(.69)		9		1.05		.94		2.35
5/31/2017[5,6]	10.57	.18	(.18)	— [10]	(.17)	(.07)	(.24)	10.33	.09	[7]	2		1.14		1.00		2.07
Class F-2:
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.60		38		.69		.67		3.07
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.41)		26		.76		.66		2.64
5/31/2017[5,6]	10.57	.20	(.17)	.03	(.20)	(.07)	(.27)	10.33	.33	[7]	5		.77		.66		2.35
Class F-3:
5/31/2019	10.00	.31	.44	.75	(.31)	—	(.31)	10.44	7.72		11		.59		.57		3.17
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.32)		8		.71		.58		2.69
5/31/2017[5,11]	10.09	.09	.24	.33	(.09)	—	(.09)	10.33	3.29	[7]	3		.32	[7]	.20	[7]	.89	[7]
Class 529-A:
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.33		31		.95		.94		2.80
5/31/2018	10.33	.23	(.30)	(.07)	(.23)	(.03)	(.26)	10.00	(.73)		23		1.09		.98		2.32
5/31/2017[5,6]	10.57	.17	(.17)	— [10]	(.17)	(.07)	(.24)	10.33	.06	[7]	6		1.15		1.01		2.06

See end of table for footnotes.

American Funds Corporate Bond Fund	21

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class 529-C:
5/31/2019	$10.00	$.20	$.44	$.64	$(.20)	$—	$(.20)	$10.44	6.47%	$6		1.75%		1.74%		2.00%
5/31/2018	10.33	.15	(.30)	(.15)	(.15)	(.03)	(.18)	10.00	(1.47)	4		1.86		1.74		1.53
5/31/2017[5,6]	10.57	.12	(.18)	(.06)	(.11)	(.07)	(.18)	10.33	(.48)[7]	2		1.82		1.69		1.36
Class 529-E:
5/31/2019	10.00	.26	.44	.70	(.26)	—	(.26)	10.44	7.09	1		1.17		1.16		2.58
5/31/2018	10.33	.21	(.30)	(.09)	(.21)	(.03)	(.24)	10.00	(.90)	1		1.29		1.16		2.11
5/31/2017[5,6]	10.57	.16	(.17)	(.01)	(.16)	(.07)	(.23)	10.33	(.02)[7]	1		1.27		1.13		1.93
Class 529-T:
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.52 [4]	—	[8]	.76	[4]	.75	[4]	3.00	[4]
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.47)[4]	—	[8]	.89	[4]	.75	[4]	2.49	[4]
5/31/2017[5,9]	10.17	.04	.16	.20	(.04)	—	(.04)	10.33	1.96 [4,7]	—	[8]	.16	[4,7]	.11	[4,7]	.36	[4,7]
Class 529-F-1:
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.54	4		.75		.73		3.02
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.48)	2		.85		.74		2.57
5/31/2017[5,6]	10.57	.20	(.18)	.02	(.19)	(.07)	(.26)	10.33	.30 [7]	1		.85		.71		2.36
Class R-1:
5/31/2019	10.00	.21	.44	.65	(.21)	—	(.21)	10.44	6.64	1		1.59		1.57		2.18
5/31/2018	10.33	.18	(.30)	(.12)	(.18)	(.03)	(.21)	10.00	(1.19)[4]	—	[8]	1.59	[4]	1.48	[4]	1.83	[4]
5/31/2017[5,6]	10.57	.18	(.17)	.01	(.18)	(.07)	(.25)	10.33	.15 [4,7]	—	[8]	1.12	[4]	.97	[4]	2.06	[4]
Class R-2:
5/31/2019	10.00	.21	.44	.65	(.21)	—	(.21)	10.44	6.58	5		1.65		1.63		2.11
5/31/2018	10.33	.17	(.30)	(.13)	(.17)	(.03)	(.20)	10.00	(1.35)	3		1.74		1.61		1.68
5/31/2017[5,6]	10.57	.15	(.17)	(.02)	(.15)	(.07)	(.22)	10.33	(.11)[7]	1		1.64		1.39		1.75
Class R-2E:
5/31/2019	10.00	.24	.44	.68	(.24)	—	(.24)	10.44	6.90	—	[8]	1.35		1.33		2.45
5/31/2018	10.33	.23	(.30)	(.07)	(.23)	(.03)	(.26)	10.00	(.73)[4]	—	[8]	1.32	[4]	1.22	[4]	2.16	[4]
5/31/2017[5,6]	10.57	.20	(.17)	.03	(.20)	(.07)	(.27)	10.33	.36 [4,7]	—	[8]	.75	[4]	.63	[4]	2.33	[4]

22	American Funds Corporate Bond Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments	Ratio of expenses to average net assets after reimburse- ments[3]	Ratio of net income to average net assets[3]
Class R-3:
5/31/2019	$10.00	$.25	$.44	$.69	$(.25)	$—	$(.25)	$10.44	7.03%	$7		1.22%	1.21%	2.54%
5/31/2018	10.33	.21	(.30)	(.09)	(.21)	(.03)	(.24)	10.00	(.92)	4		1.28	1.18	2.16
5/31/2017[5,6]	10.57	.17	(.17)	— [10]	(.17)	(.07)	(.24)	10.33	.10 [7]	1		1.29	1.11	2.02
Class R-4:
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.34	3		.93	.92	2.82
5/31/2018	10.33	.24	(.30)	(.06)	(.24)	(.03)	(.27)	10.00	(.66)	2		1.05	.92	2.36
5/31/2017[5,6]	10.57	.20	(.18)	.02	(.19)	(.07)	(.26)	10.33	.26 [7]	1		1.15	.85	2.31
Class R-5E:
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.59	1		.70	.68	3.08
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.35)	—	[8]	.81	.61	2.66
5/31/2017[5,6]	10.57	.20	(.17)	.03	(.20)	(.07)	(.27)	10.33	.37 [7]	—	[8]	.73	.62	2.34
Class R-5:
5/31/2019	10.00	.31	.44	.75	(.31)	—	(.31)	10.44	7.67	1		.63	.61	3.14
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.37)	1		.74	.62	2.67
5/31/2017[5,6]	10.57	.21	(.18)	.03	(.20)	(.07)	(.27)	10.33	.34 [7]	—	[8]	.81	.63	2.42
Class R-6:
5/31/2019	10.00	.31	.44	.75	(.31)	—	(.31)	10.44	7.70	7		.60	.58	3.21
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.36)	1		.76	.62	2.63
5/31/2017[5,6]	10.57	.21	(.19)	.02	(.19)	(.07)	(.26)	10.33	.30 [7]	1		.84	.62	2.54

	Year ended May 31
	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes	203%	153%	162%	295%	204%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact of a reimbursement from CRMC. During the periods shown, CRMC reimbursed a portion of miscellaneous fees and expenses.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Based on operations for a period that is less than a full year.
[6]	This share class began investment operations on July 29, 2016.
[7]	Not annualized.
[8]	Amount less than $1 million.
[9]	Class T and 529-T shares began investment operations on April 7, 2017.
[10]	Amount less than $.01.
[11]	Class F-3 shares began investment operations on January 27, 2017.

See notes to financial statements

American Funds Corporate Bond Fund	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American Funds Corporate Bond Fund (the “Fund”) as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
July 16, 2019

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

24	American Funds Corporate Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2018, through May 31, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Corporate Bond Fund	25

	Beginning account value 12/1/2018	Ending account value 5/31/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,083.99	$4.57	.88%
Class A – assumed 5% return	1,000.00	1,020.54	4.43	.88
Class C – actual return	1,000.00	1,079.96	8.45	1.63
Class C – assumed 5% return	1,000.00	1,016.80	8.20	1.63
Class T – actual return	1,000.00	1,085.32	3.22	.62
Class T – assumed 5% return	1,000.00	1,021.84	3.13	.62
Class F-1 – actual return	1,000.00	1,083.84	4.73	.91
Class F-1 – assumed 5% return	1,000.00	1,020.39	4.58	.91
Class F-2 – actual return	1,000.00	1,085.37	3.22	.62
Class F-2 – assumed 5% return	1,000.00	1,021.84	3.13	.62
Class F-3 – actual return	1,000.00	1,085.91	2.70	.52
Class F-3 – assumed 5% return	1,000.00	1,022.34	2.62	.52
Class 529-A – actual return	1,000.00	1,083.83	4.73	.91
Class 529-A – assumed 5% return	1,000.00	1,020.39	4.58	.91
Class 529-C – actual return	1,000.00	1,079.66	8.76	1.69
Class 529-C – assumed 5% return	1,000.00	1,016.50	8.50	1.69
Class 529-E – actual return	1,000.00	1,082.78	5.71	1.10
Class 529-E – assumed 5% return	1,000.00	1,019.45	5.54	1.10
Class 529-T – actual return	1,000.00	1,084.97	3.53	.68
Class 529-T – assumed 5% return	1,000.00	1,021.54	3.43	.68
Class 529-F-1 – actual return	1,000.00	1,084.98	3.59	.69
Class 529-F-1 – assumed 5% return	1,000.00	1,021.49	3.48	.69
Class R-1 – actual return	1,000.00	1,080.50	7.94	1.53
Class R-1 – assumed 5% return	1,000.00	1,017.30	7.70	1.53
Class R-2 – actual return	1,000.00	1,080.28	8.14	1.57
Class R-2 – assumed 5% return	1,000.00	1,017.10	7.90	1.57
Class R-2E – actual return	1,000.00	1,081.78	6.70	1.29
Class R-2E – assumed 5% return	1,000.00	1,018.50	6.49	1.29
Class R-3 – actual return	1,000.00	1,082.51	5.97	1.15
Class R-3 – assumed 5% return	1,000.00	1,019.20	5.79	1.15
Class R-4 – actual return	1,000.00	1,084.07	4.47	.86
Class R-4 – assumed 5% return	1,000.00	1,020.64	4.33	.86
Class R-5E – actual return	1,000.00	1,085.21	3.38	.65
Class R-5E – assumed 5% return	1,000.00	1,021.69	3.28	.65
Class R-5 – actual return	1,000.00	1,085.68	2.91	.56
Class R-5 – assumed 5% return	1,000.00	1,022.14	2.82	.56
Class R-6 – actual return	1,000.00	1,085.86	2.76	.53
Class R-6 – assumed 5% return	1,000.00	1,022.29	2.67	.53

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

26	American Funds Corporate Bond Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended May 31, 2019:

Qualified dividend income	$252,000
Corporate dividends received deduction	$147,000
U.S. government income that may be exempt from state taxation	$844,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

American Funds Corporate Bond Fund	27

Approval of Investment Advisory and Service Agreement

American Funds Corporate Bond Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2020. The agreement was amended to modify the initial advisory fee breakpoints resulting in an overall lower advisory fee, thereby allowing the Fund to benefit from a total expense ratio reflecting reasonable scale instead of waiting until the Fund reaches that size over time. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of seeking to provide maximum total return consistent with capital preservation and prudent risk management. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through September 30, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against the Lipper Corporate Debt Funds BBB-Rated Average, the Lipper Corporate Debt Funds A-Rated Average and the Bloomberg Barclays U.S. Corporate Investment Grade Index. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer-term periods. They noted the fund’s short history and that the investment results of the fund generally compared favorably to the results of these indexes. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees were slightly higher than other funds in the Lipper Corporate Debt Funds BBB-Rated category, while the total expenses were in line with other funds in the index. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

28	American Funds Corporate Bond Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018 CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Funds Corporate Bond Fund	29

This page was intentionally left blank.

30	American Funds Corporate Bond Fund

This page was intentionally left blank.

American Funds Corporate Bond Fund	31

This page was intentionally left blank.

32	American Funds Corporate Bond Fund

This page was intentionally left blank.

American Funds Corporate Bond Fund	33

This page was intentionally left blank.

34	American Funds Corporate Bond Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2012	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	82	General Finance Corporation
James G. Ellis, 1947	2012	Professor and former Dean of Marketing, Marshall School of Business, University of Southern California	92	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	79	None
Mary Davis Holt, 1950	2015-2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993-2003)	79	None
R. Clark Hooper, 1946	2012	Private investor	82	None
Merit E. Janow, 1958	2012	Dean and Professor, Columbia University, School of International and Public Affairs	81	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2012	Chair, California Jump$tart Coalition for Personal Financial Literacy; Part-time faculty, Pomona College; Professor Emerita, University of Redlands; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	79	None
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2012	CEO, Texas2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	83	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	78	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970 Trustee	2015	Vice Chairman and Director, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	78	None
Karl J. Zeile, 1966 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071,Attention: Secretary.

See page 36 for footnotes.

American Funds Corporate Bond Fund	35

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David S. Lee, 1972 President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Kristine M. Nishiyama, 1970 Executive Vice President and Principal Executive Officer	2012	Senior Vice President and Senior Counsel, Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Scott Sykes, 1971 Senior Vice President	2018	Partner, Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2012	Vice President, Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President, Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate, Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2012	Vice President, Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President, Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	American Funds Corporate Bond Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete May 31, 2019, portfolio of American Funds Corporate Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Corporate Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Corporate Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc. an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	CBF

Registrant:
a) Audit Fees:

Audit	2018	106,000
	2019	6,000

b) Audit-Related Fees:
	2018	None
	2019	None

c) Tax Fees:
	2018	9,000
	2019	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2018	1,000
	2019	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2018	None
	2019	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2018	None
	2019	None

The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2018	None
2019	2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $60,000 for fiscal year 2018 and $11,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Corporate Bond Fund®

Investment portfolio

May 31, 2019

Bonds, notes & other debt instruments 90.80% Corporate bonds & notes 83.25% Health care 14.11%	Principal amount (000)	Value (000)
Abbott Laboratories 2.90% 2021	$1,285	$1,298
Abbott Laboratories 3.40% 2023	821	847
Abbott Laboratories 3.75% 2026	711	751
Abbott Laboratories 4.90% 2046	170	201
AbbVie Inc. 2.50% 2020	100	100
AbbVie Inc. 2.30% 2021	80	80
AbbVie Inc. 2.85% 2023	600	598
AbbVie Inc. 4.45% 2046	1,901	1,796
AbbVie Inc. 4.875% 2048	625	630
Allergan PLC 3.00% 2020	300	300
Allergan PLC 3.45% 2022	3,584	3,606
Allergan PLC 3.80% 2025	324	326
Allergan PLC 4.75% 2045	350	338
AstraZeneca PLC 3.375% 2025	740	749
AstraZeneca PLC 4.00% 2029	522	553
Bayer US Finance II LLC 3.875% 20231	750	763
Bayer US Finance II LLC 4.25% 20251	2,725	2,805
Bayer US Finance II LLC 4.375% 20281	4,200	4,248
Becton, Dickinson and Co. 2.675% 2019	49	49
Becton, Dickinson and Co. 2.894% 2022	1,210	1,216
Becton, Dickinson and Co. 3.363% 2024	1,150	1,168
Becton, Dickinson and Co. 3.70% 2027	2,090	2,144
Boston Scientific Corp. 3.375% 2022	400	409
Boston Scientific Corp. 3.45% 2024	300	309
Boston Scientific Corp. 3.75% 2026	1,590	1,651
Boston Scientific Corp. 4.70% 2049	195	214
Bristol-Myers Squibb Co. 2.60% 20221	378	381
Bristol-Myers Squibb Co. 2.90% 20241	470	476
Bristol-Myers Squibb Co. 3.20% 20261	251	258
Bristol-Myers Squibb Co. 3.40% 20291	4,028	4,145
Bristol-Myers Squibb Co. 4.125% 20391	2,420	2,525
Bristol-Myers Squibb Co. 4.25% 20491	1,694	1,796
Cigna Corp. 3.75% 20231	400	411
Cigna Corp. 4.375% 20281	3,260	3,425
Cigna Corp. 4.80% 20381	690	707
Cigna Corp. 4.90% 20481	1,870	1,917
CVS Health Corp. 3.35% 2021	340	343
CVS Health Corp. 4.30% 2028	2,103	2,169
CVS Health Corp. 4.78% 2038	1,320	1,318
CVS Health Corp. 5.05% 2048	2,335	2,377
Eli Lilly and Co. 3.375% 2029	1,194	1,238
EMD Finance LLC 3.25% 20251	3,770	3,793
GlaxoSmithKline PLC 2.875% 2022	364	368
GlaxoSmithKline PLC 3.375% 2023	475	490
GlaxoSmithKline PLC 3.00% 2024	1,115	1,132
Johnson & Johnson 2.45% 2026	658	649

American Funds Corporate Bond Fund — Page 1 of 13

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Johnson & Johnson 2.90% 2028	$619	$626
Laboratory Corp. of America Holdings 2.625% 2020	200	200
Medtronic, Inc. 3.50% 2025	200	209
Merck & Co., Inc. 2.80% 2023	261	265
Merck & Co., Inc. 2.90% 2024	688	703
Merck & Co., Inc. 2.75% 2025	433	436
Merck & Co., Inc. 3.40% 2029	561	582
Novartis Capital Corp. 2.40% 2022	2,000	1,999
Pfizer Inc. 3.00% 2021	657	668
Pfizer Inc. 2.80% 2022	459	466
Pfizer Inc. 3.20% 2023	2,407	2,477
Pfizer Inc. 2.95% 2024	284	291
Pfizer Inc. 3.45% 2029	480	500
Pfizer Inc. 4.00% 2049	120	127
Shire PLC 2.40% 2021	831	824
Shire PLC 2.875% 2023	605	601
Shire PLC 3.20% 2026	1,255	1,236
Takeda Pharmaceutical Co., Ltd. 4.40% 20231	2,214	2,342
Takeda Pharmaceutical Co., Ltd. 5.00% 20281	8,257	9,163
Teva Pharmaceutical Finance Co. BV 2.80% 2023	5,365	4,498
Teva Pharmaceutical Finance Co. BV 3.15% 2026	615	469
Teva Pharmaceutical Finance Co. BV 4.10% 2046	1,650	1,075
UnitedHealth Group Inc. 2.125% 2021	100	100
UnitedHealth Group Inc. 3.50% 2024	845	878
UnitedHealth Group Inc. 3.75% 2025	400	421
UnitedHealth Group Inc. 4.45% 2048	500	553
WellPoint, Inc. 3.125% 2022	1,575	1,593
Zimmer Holdings, Inc. 3.15% 2022	400	404
		90,773
Financials 12.56%
ACE INA Holdings Inc. 2.30% 2020	200	200
ACE INA Holdings Inc. 2.875% 2022	15	15
ACE INA Holdings Inc. 3.35% 2026	100	103
American International Group, Inc. 3.90% 2026	300	308
American International Group, Inc. 4.80% 2045	100	105
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)2	3,125	3,195
Bank of America Corp. 3.458% 2025 (3-month USD-LIBOR + 0.97% on 3/15/2024)2	7,729	7,871
Bank of America Corp. 3.974% 2030	940	975
Bank of Montreal 4.338% 20282	939	975
Barclays Bank PLC 4.95% 2047	1,100	1,098
Berkshire Hathaway Finance Corp. 4.20% 2048	1,550	1,660
Berkshire Hathaway Finance Corp. 4.25% 2049	300	324
Berkshire Hathaway Inc. 3.125% 2026	350	356
Berkshire Hathaway Inc. 4.50% 2043	125	140
BNP Paribas 3.375% 20251	1,550	1,541
CBOE Holdings, Inc. 1.95% 2019	850	850
Citigroup Inc. 4.044% 2024 (3-month USD-LIBOR + 1.023% on 6/1/2023)2	750	780
Citigroup Inc. 3.98% 2030 (3-month USD-LIBOR + 1.023% on 3/20/2029)2	4,265	4,417
Crédit Agricole SA 4.375% 20251	480	494
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)1,2	650	647
Credit Suisse Group AG 3.80% 2023	425	436
Credit Suisse Group AG 4.207% 2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)1,2	750	776
Credit Suisse Group AG 4.55% 2026	500	530

American Funds Corporate Bond Fund — Page 2 of 13

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Credit Suisse Group AG 4.282% 20281	$819	$842
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)1,2	500	500
Danske Bank AS 2.70% 20221	200	199
Ford Motor Credit Co. 3.81% 2024	1,000	972
Goldman Sachs Group, Inc. 2.55% 2019	1,618	1,618
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)2	1,725	1,728
Goldman Sachs Group, Inc. 3.688% 20263	425	420
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)2	1,250	1,264
Groupe BPCE SA 5.70% 20231	200	216
Groupe BPCE SA 5.15% 20241	620	657
Guardian Life Global Funding 2.90% 20241	265	269
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)2	813	865
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)2	3,220	3,256
Intesa Sanpaolo SpA 5.017% 20241	870	825
JPMorgan Chase & Co. 2.25% 2020	1,552	1,549
JPMorgan Chase & Co. 3.797% 2024 (3-month USD-LIBOR + 0.89% on 7/23/2023)2	1,100	1,137
JPMorgan Chase & Co. 4.452% 2029 (3-month USD-LIBOR + 1.33% on 12/5/2028)2	650	704
JPMorgan Chase & Co. 3.702% 2030 (3-month USD-LIBOR + 1.16% on 5/6/2029)2	5,120	5,226
Lloyds Banking Group PLC 3.90% 2024	2,400	2,446
Lloyds Banking Group PLC 4.375% 2028	590	607
Marsh & McLennan Companies, Inc. 4.375% 2029	1,560	1,677
Marsh & McLennan Companies, Inc. 4.90% 2049	200	226
MetLife, Inc. 4.60% 2046	100	112
Metropolitan Life Global Funding I 2.00% 20201	150	149
Metropolitan Life Global Funding I 2.05% 20201	1,350	1,344
Metropolitan Life Global Funding I 2.50% 20201	150	150
Metropolitan Life Global Funding I 1.95% 20211	850	838
Metropolitan Life Global Funding I 2.40% 20211	1,200	1,197
Metropolitan Life Global Funding I 3.45% 20211	150	153
Metropolitan Life Global Funding I 3.60% 20241	400	418
Metropolitan Life Global Funding I 3.45% 20261	150	154
Metropolitan Life Global Funding I 3.00% 20271	200	200
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)2	2,500	2,578
Morgan Stanley 4.431% 2030 (3-month USD-LIBOR + 1.628% on 1/23/2029)2	2,910	3,128
National Rural Utilities Cooperative Finance Corp. 3.70% 2029	410	436
Nationwide Building Society 4.125% 2032 (5-year USD ICE Swap + 1.849% on 10/18/2027)1,2	500	471
New York Life Global Funding 1.70% 20211	900	886
New York Life Global Funding 2.00% 20211	800	794
New York Life Global Funding 2.30% 20221	1,150	1,146
New York Life Global Funding 3.00% 20281	200	202
Nuveen, LLC 4.00% 20281	220	239
Principal Financial Group, Inc. 4.111% 20281	250	258
Principal Financial Group, Inc. 3.70% 2029	470	481
Progressive Corp. 4.00% 2029	250	271
Prudential Financial, Inc. 5.625% 2043 (3-month USD-LIBOR + 3.92% on 6/15/2023)2	150	155
Prudential Financial, Inc. 3.905% 2047	350	347
Prudential Financial, Inc. 5.70% 2048 (3-month USD-LIBOR + 2.665% on 9/15/2028)2	500	518
Prudential Financial, Inc. 4.35% 2050	250	267
Rabobank Nederland 4.375% 2025	500	522
Royal Bank of Scotland PLC 4.445% 2030 (3-month USD-LIBOR + 1.871% on 5/5/2029)2	600	605
Royal Bank of Scotland PLC 5.076% 2030 (3-month USD-LIBOR + 1.905% on 1/27/2029)2	650	688
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.582% on 4/2/2029)1,2	800	829
Toronto-Dominion Bank 3.50% 2023	293	305

American Funds Corporate Bond Fund — Page 3 of 13

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Travelers Companies, Inc. 4.00% 2047	$105	$111
Travelers Companies, Inc. 4.05% 2048	100	107
Travelers Companies, Inc. 4.10% 2049	630	671
UniCredit SpA 4.625% 20271	605	593
UniCredit SpA 5.861% 20321,2	200	183
US Bancorp 2.05% 2020	1,650	1,642
Wells Fargo & Co. 2.625% 2022	1,150	1,147
Wells Fargo & Co. 3.55% 2023	1,450	1,495
		80,789
Utilities 12.54%
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 20251	650	676
AEP Transmission Co. LLC 4.25% 2048	200	219
Alliant Energy Finance LLC 3.75% 20231	377	389
Alliant Energy Finance LLC 4.25% 20281	377	396
American Electric Power Co., Inc. 3.65% 2021	1,600	1,641
American Electric Power Co., Inc. 4.30% 2028	4,743	5,140
CenterPoint Energy, Inc. 3.85% 2024	780	814
CenterPoint Energy, Inc. 4.25% 2028	230	246
Colbun SA 4.50% 2024	200	207
Colbun SA 3.95% 20271	400	397
Comision Federal de Electricidad 4.75% 20271	500	511
Consolidated Edison Co. of New York, Inc. 4.65% 2048	290	330
Consolidated Edison Co. of New York, Inc. 4.125% 2049	1,140	1,187
Consumers Energy Co. 3.75% 2050	1,700	1,761
Dominion Resources, Inc. 2.962% 20192	300	300
DTE Electric Co. 3.95% 2049	615	648
DTE Energy Co. 3.30% 2022	362	368
DTE Energy Co. 3.70% 2023	2,395	2,486
Duke Energy Progress, LLC 3.45% 2029	1,954	2,012
EDP Finance BV 5.25% 20211	400	414
EDP Finance BV 3.625% 20241	1,725	1,747
Electricité de France SA 4.95% 20451	200	214
Electricité de France SA 5.25% (undated) (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) 10-year + 3.709% on 1/29/2023)1,2	150	150
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)2	400	430
Emera US Finance LP 4.75% 2046	1,555	1,626
Empresa Nacional de Electricidad SA 4.25% 2024	150	155
Enel Chile SA 4.875% 2028	145	155
Enel Finance International SA 3.50% 20281	2,096	1,957
Enel Finance International SA 4.875% 20291	1,125	1,161
Enel Finance International SA 6.00% 20391	250	285
Enel Società per Azioni 8.75% 20731,2	1,000	1,119
Entergy Corp. 2.95% 2026	2,085	2,052
FirstEnergy Corp. 3.90% 2027	4,330	4,445
FirstEnergy Corp. 3.50% 20281	1,000	996
Florida Power & Light Co. 3.99% 2049	500	535
Gulf Power Co. 3.30% 2027	1,000	1,026
Iberdrola Finance Ireland 5.00% 20191	150	151
IPALCO Enterprises, Inc. 3.70% 2024	400	409
Jersey Central Power & Light Co. 4.30% 20261	1,085	1,149
Metropolitan Edison Co. 4.30% 20291	200	213
Mississippi Power Co. 3.95% 2028	1,000	1,046
Mississippi Power Co. 4.25% 2042	2,125	2,145

American Funds Corporate Bond Fund — Page 4 of 13

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
National Grid PLC 3.15% 20271	$265	$264
New York State Electric & Gas Corp. 3.25% 20261	100	101
NextEra Energy, Inc. 3.25% 2026	1,005	1,022
Niagara Mohawk Power Corp. 3.508% 20241	300	313
NiSource Finance Corp. 2.65% 2022	100	99
Pacific Gas and Electric Co. 3.50% 20204	1,481	1,388
Pacific Gas and Electric Co. 2.45% 20224	725	667
Pacific Gas and Electric Co. 4.25% 20231,4	2,000	1,900
Pacific Gas and Electric Co. 2.95% 20264	1,313	1,165
Pacific Gas and Electric Co. 4.65% 20281,4	1,442	1,384
Pacific Gas and Electric Co. 3.95% 2047	200	170
Progress Energy, Inc. 7.00% 2031	525	692
Public Service Electric and Gas Co. 3.00% 2025	1,000	1,014
Public Service Electric and Gas Co. 3.20% 2029	1,615	1,652
Public Service Electric and Gas Co. 3.85% 2049	426	449
Public Service Enterprise Group Inc. 2.00% 2021	1,235	1,218
Puget Energy, Inc. 6.50% 2020	5,000	5,277
Puget Energy, Inc. 5.625% 2022	925	990
Puget Energy, Inc. 3.65% 2025	275	278
San Diego Gas & Electric Co. 3.75% 2047	57	54
San Diego Gas & Electric Co. 4.10% 2049	1,625	1,630
SCANA Corp. 6.25% 2020	2,822	2,883
SCANA Corp. 4.75% 2021	822	841
SCANA Corp. 4.125% 2022	264	269
South Carolina Electric & Gas Co. 5.30% 2033	846	987
South Carolina Electric & Gas Co. 5.45% 2041	500	607
South Carolina Electric & Gas Co. 4.60% 2043	345	385
Southern California Edison Co. 3.50% 2023	1,075	1,098
Southern California Edison Co. 3.65% 2028	956	967
Southern California Edison Co. 4.65% 2043	260	269
Southern California Edison Co. 4.00% 2047	299	289
Southern California Edison Co. 4.125% 2048	3,457	3,385
Southern California Edison Co. 4.875% 2049	500	547
Southern California Edison Co., Series C, 3.60% 2045	905	821
Tampa Electric Co. 4.45% 2049	500	536
Virginia Electric and Power Co. 2.95% 2026	1,750	1,742
		80,661
Consumer staples 10.01%
Altria Group, Inc. 3.80% 2024	275	283
Altria Group, Inc. 4.40% 2026	405	422
Altria Group, Inc. 4.80% 2029	4,310	4,505
Altria Group, Inc. 5.80% 2039	840	913
Altria Group, Inc. 5.95% 2049	3,889	4,268
Anheuser-Busch Co./InBev Worldwide 4.70% 2036	405	419
Anheuser-Busch Co./InBev Worldwide 4.90% 2046	3,300	3,408
Anheuser-Busch InBev NV 4.00% 2028	200	209
Anheuser-Busch InBev NV 4.75% 2029	858	933
Anheuser-Busch InBev NV 4.90% 2031	250	277
Anheuser-Busch InBev NV 5.45% 2039	310	347
Anheuser-Busch InBev NV 5.55% 2049	1,762	2,003
British American Tobacco PLC 2.764% 2022	310	308
British American Tobacco PLC 3.222% 2024	1,210	1,199
British American Tobacco PLC 3.557% 2027	4,880	4,697

American Funds Corporate Bond Fund — Page 5 of 13

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
British American Tobacco PLC 4.54% 2047	$3,325	$2,997
Conagra Brands, Inc. 4.30% 2024	400	421
Conagra Brands, Inc. 4.60% 2025	1,080	1,152
Conagra Brands, Inc. 4.85% 2028	500	538
Conagra Brands, Inc. 5.40% 2048	696	734
Constellation Brands, Inc. 2.65% 2022	600	600
Constellation Brands, Inc. 4.25% 2023	457	481
Constellation Brands, Inc. 3.60% 2028	200	202
Constellation Brands, Inc. 4.10% 2048	200	190
Costco Wholesale Corp. 2.30% 2022	150	150
Costco Wholesale Corp. 2.75% 2024	150	152
Keurig Dr Pepper Inc. 3.551% 20211	625	635
Keurig Dr Pepper Inc. 4.057% 20231	4,810	5,003
Keurig Dr Pepper Inc. 4.417% 20251	420	444
Keurig Dr Pepper Inc. 4.597% 20281	1,061	1,134
Keurig Dr Pepper Inc. 5.085% 20481	1,554	1,665
Kraft Heinz Co. 3.50% 2022	1,650	1,680
Molson Coors Brewing Co. 1.45% 2019	100	100
Molson Coors Brewing Co. 2.25% 2020	300	299
Molson Coors Brewing Co. 3.00% 2026	250	243
Molson Coors Brewing Co. 4.20% 2046	955	878
Nestle Holdings, Inc. 3.35% 20231	2,200	2,272
Philip Morris International Inc. 2.875% 2024	640	643
Philip Morris International Inc. 3.375% 2029	1,395	1,400
Philip Morris International Inc. 4.875% 2043	325	357
Philip Morris International Inc. 4.25% 2044	650	654
Procter & Gamble Co. 1.75% 2019	450	448
Reynolds American Inc. 4.45% 2025	225	234
Reynolds American Inc. 5.85% 2045	225	234
Wal-Mart Stores, Inc. 3.125% 2021	1,000	1,017
Wal-Mart Stores, Inc. 2.35% 2022	200	200
Wal-Mart Stores, Inc. 3.40% 2023	535	555
Wal-Mart Stores, Inc. 2.85% 2024	6,102	6,199
Wal-Mart Stores, Inc. 3.05% 2026	350	359
Wal-Mart Stores, Inc. 3.70% 2028	750	799
Wal-Mart Stores, Inc. 3.25% 2029	1,788	1,843
WM. Wrigley Jr. Co. 2.90% 20191	300	300
WM. Wrigley Jr. Co. 3.375% 20201	2,950	2,976
		64,379
Energy 8.32%
Anadarko Petroleum Corp. 4.85% 2021	434	448
Andeavor Logistics LP 3.50% 2022	650	662
Baker Hughes, a GE Co. 3.337% 2027	425	417
Baker Hughes, a GE Co. 4.08% 2047	459	421
BP Capital Markets PLC 3.79% 2024	1,010	1,058
BP Capital Markets PLC 3.52% 2026	1,750	1,797
BP Capital Markets PLC 4.234% 2028	1,760	1,894
Canadian Natural Resources Ltd. 2.95% 2023	1,495	1,492
Canadian Natural Resources Ltd. 3.85% 2027	1,725	1,747
Canadian Natural Resources Ltd. 4.95% 2047	512	552
Cenovus Energy Inc. 5.40% 2047	2,933	2,938
Chevron Corp. 2.498% 2022	2,600	2,610
Chevron Corp. 2.954% 2026	1,340	1,362

American Funds Corporate Bond Fund — Page 6 of 13

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Concho Resources Inc. 4.85% 2048	$390	$410
Enbridge Energy Partners, LP 4.375% 2020	60	61
Enbridge Energy Partners, LP 5.875% 2025	85	98
Enbridge Energy Partners, LP 7.375% 2045	1,265	1,817
Enbridge Inc. 2.90% 2022	825	826
Enbridge Inc. 4.00% 2023	750	780
Enbridge Inc. 3.50% 2024	1,100	1,126
Enbridge Inc. 3.70% 2027	896	915
Energy Transfer Partners, LP 4.20% 2027	373	379
Energy Transfer Partners, LP 6.125% 2045	125	136
Energy Transfer Partners, LP 5.30% 2047	1,065	1,058
Energy Transfer Partners, LP 5.40% 2047	2,351	2,378
Energy Transfer Partners, LP 6.00% 2048	1,893	2,052
Energy Transfer Partners, LP 6.25% 2049	734	821
EnLink Midstream Partners, LP 5.45% 2047	395	346
Equinor ASA 3.625% 2028	1,635	1,723
Exxon Mobil Corp. 2.222% 2021	2,000	1,999
Kinder Morgan Energy Partners, LP 3.50% 2023	850	866
Kinder Morgan, Inc. 3.15% 2023	610	613
Kinder Morgan, Inc. 4.30% 2028	475	495
Kinder Morgan, Inc. 5.05% 2046	375	383
Kinder Morgan, Inc. 5.20% 2048	475	498
Noble Energy, Inc. 4.95% 2047	1,100	1,128
Petróleos Mexicanos 6.50% 2029	700	690
Sabine Pass Liquefaction, LLC 5.625% 20212	380	394
Schlumberger BV 3.75% 20241	375	386
Schlumberger BV 4.00% 20251	1,250	1,289
Shell International Finance BV 1.75% 2021	50	49
Shell International Finance BV 3.50% 2023	1,558	1,623
Shell International Finance BV 2.50% 2026	100	98
Shell International Finance BV 3.875% 2028	1,230	1,315
Shell International Finance BV 3.75% 2046	220	224
Shell International Finance BV 4.00% 2046	355	374
Total Capital International 3.455% 2029	1,830	1,902
Total Capital SA 3.883% 2028	370	397
TransCanada PipeLines Ltd. 4.25% 2028	2,545	2,675
TransCanada PipeLines Ltd. 4.875% 2048	800	852
TransCanada PipeLines Ltd. 5.10% 2049	750	820
Williams Partners LP 4.50% 2023	2,000	2,108
		53,502
Industrials 6.17%
3M Co. 2.25% 2023	4,096	4,082
3M Co. 2.25% 2026	80	77
Avolon Holdings Funding Ltd. 3.95% 20241	3,080	3,063
Boeing Co. 2.70% 2022	2,100	2,117
Boeing Co. 3.10% 2026	3,090	3,139
Boeing Co. 3.20% 2029	1,200	1,211
Boeing Co. 3.60% 2034	430	437
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022	20	21
CSX Corp. 3.80% 2028	2,500	2,619
CSX Corp. 4.25% 2029	1,285	1,390
CSX Corp. 4.75% 2048	270	301
CSX Corp. 4.50% 2049	245	265

American Funds Corporate Bond Fund — Page 7 of 13

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
ERAC USA Finance Co. 2.70% 20231	$1,425	$1,415
GE Capital International Funding Co. 4.418% 2035	250	238
General Dynamics Corp. 3.75% 2028	1,100	1,175
General Electric Capital Corp. 3.373% 2025	950	943
General Electric Co. 4.125% 2042	100	89
Lockheed Martin Corp. 2.50% 2020	83	83
Lockheed Martin Corp. 3.10% 2023	135	138
Lockheed Martin Corp. 4.50% 2036	10	11
Lockheed Martin Corp. 4.70% 2046	150	173
Northrop Grumman Corp. 2.55% 2022	720	718
Northrop Grumman Corp. 2.93% 2025	1,000	1,002
Northrop Grumman Corp. 3.25% 2028	1,100	1,102
Rockwell Collins, Inc. 2.80% 2022	390	390
Roper Technologies, Inc. 2.80% 2021	25	25
Siemens AG 2.70% 20221	250	251
Siemens AG 2.00% 20231	500	486
Siemens AG 3.125% 20241	600	615
Siemens AG 2.35% 20261	990	952
Union Pacific Corp. 3.95% 2028	350	374
Union Pacific Corp. 3.70% 2029	1,000	1,046
Union Pacific Corp. 4.50% 2048	635	691
Union Pacific Corp. 4.30% 2049	1,185	1,255
United Parcel Service, Inc. 4.25% 2049	240	252
United Technologies Corp. 3.65% 2023	700	727
United Technologies Corp. 3.95% 2025	535	565
United Technologies Corp. 4.125% 2028	2,475	2,628
Waste Management, Inc. 2.95% 2024	745	756
Westinghouse Air Brake Technologies Corp. 4.40% 20242	2,769	2,872
		39,694
Communication services 5.83%
AT&T Inc. 2.45% 2020	9,000	8,979
AT&T Inc. (3-month USD-LIBOR + 1.18%) 3.777% 20243	2,295	2,307
AT&T Inc. 4.35% 2029	2,205	2,303
AT&T Inc. 4.35% 2045	375	356
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	200	201
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2024	300	314
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	200	212
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	200	196
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	2,280	2,292
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2047	875	879
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	2,185	2,308
Comcast Corp. 3.95% 2025	1,900	2,014
Comcast Corp. 4.15% 2028	2,525	2,711
Comcast Corp. 4.60% 2038	520	569
Comcast Corp. 4.00% 2047	490	494
Comcast Corp. 4.00% 2048	605	607
Comcast Corp. 4.70% 2048	795	886
Deutsche Telekom International Finance BV 1.95% 20211	250	246
Deutsche Telekom International Finance BV 4.375% 20281	475	505
Fox Corp. 4.03% 20241	85	89
Fox Corp. 4.709% 20291	1,350	1,478
Fox Corp. 5.576% 20491	865	1,011
NBCUniversal Enterprise, Inc. 5.25% 20491	2,035	2,077

American Funds Corporate Bond Fund — Page 8 of 13

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
Verizon Communications Inc. 4.016% 20291	$380	$402
Verizon Communications Inc. 4.862% 2046	590	651
Vodafone Group PLC 3.75% 2024	300	308
Vodafone Group PLC 4.375% 2028	575	600
Vodafone Group PLC 5.25% 2048	2,224	2,317
WPP Finance 2010 3.75% 2024	200	204
		37,516
Consumer discretionary 5.38%
Amazon.com, Inc. 3.15% 2027	450	463
Amazon.com, Inc. 4.05% 2047	165	180
American Honda Finance Corp. 1.65% 2021	200	197
American Honda Finance Corp. 2.60% 2022	100	100
American Honda Finance Corp. 3.50% 2028	200	208
Bayerische Motoren Werke AG 2.15% 20201	100	100
Bayerische Motoren Werke AG 1.85% 20211	100	98
Bayerische Motoren Werke AG 2.00% 20211	400	396
Bayerische Motoren Werke AG 2.95% 20221	3,260	3,288
Bayerische Motoren Werke AG 3.45% 20231	200	205
Bayerische Motoren Werke AG 3.15% 20241	3,005	3,050
DaimlerChrysler North America Holding Corp. 2.25% 20201	425	424
DaimlerChrysler North America Holding Corp. 2.45% 20201	725	723
DaimlerChrysler North America Holding Corp. 2.70% 20201	1,250	1,250
DaimlerChrysler North America Holding Corp. 3.35% 20231	1,200	1,218
DaimlerChrysler North America Holding Corp. 3.65% 20241	1,825	1,877
DaimlerChrysler North America Holding Corp. 3.50% 20251	300	306
Ford Motor Credit Co. 3.664% 2024	768	735
Ford Motor Credit Co. 4.687% 2025	250	250
General Motors Co. 6.60% 2036	45	47
General Motors Co. 6.75% 2046	305	323
General Motors Co. 5.40% 2048	750	698
General Motors Co. 5.95% 2049	905	888
General Motors Financial Co. 3.55% 2021	200	202
General Motors Financial Co. 3.55% 2022	870	875
General Motors Financial Co. 3.50% 2024	190	185
Home Depot, Inc. 3.90% 2028	125	135
Home Depot, Inc. 4.50% 2048	714	803
Hyundai Capital America 2.55% 20201	1,150	1,146
Hyundai Capital America 3.25% 20221	150	151
Lowe’s Companies, Inc. 3.65% 2029	1,038	1,053
Lowe’s Companies, Inc. 4.55% 2049	1,009	1,030
McDonald’s Corp. 4.45% 2047	850	890
Morongo Band of Mission Indians 7.00% 20391	1,100	1,200
Sands China Ltd. 5.40% 2028	1,800	1,888
Starbucks Corp. 3.10% 2023	500	509
Starbucks Corp. 3.80% 2025	1,121	1,173
Starbucks Corp. 4.50% 2048	600	625
Toyota Motor Credit Corp. (3-month USD-LIBOR + 0.15%) 2.731% 20203	2,150	2,151
Toyota Motor Credit Corp. 2.15% 2022	200	199
Toyota Motor Credit Corp. 3.20% 2027	340	349
Toyota Motor Credit Corp. 3.05% 2028	384	390

American Funds Corporate Bond Fund — Page 9 of 13

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Volkswagen Group of America Finance, LLC 4.25% 20231	$950	$986
Volkswagen Group of America Finance, LLC 4.75% 20281	1,575	1,646
		34,610
Information technology 4.06%
Broadcom Inc. 4.75% 20291	9,125	9,013
Broadcom Ltd. 3.00% 2022	1,025	1,020
Broadcom Ltd. 3.625% 2024	575	570
Broadcom Ltd. 3.875% 2027	2,665	2,537
Broadcom Ltd. 3.50% 2028	2,204	2,018
Fidelity National Information Services, Inc. 3.75% 2029	865	885
International Business Machines Corp. 3.00% 2024	3,760	3,796
International Business Machines Corp. 3.50% 2029	675	689
Microsoft Corp. 1.55% 2021	800	789
Microsoft Corp. 2.40% 2022	250	251
Microsoft Corp. 3.30% 2027	1,555	1,621
Microsoft Corp. 4.25% 2047	475	539
Oracle Corp. 1.90% 2021	800	790
QUALCOMM Inc. 4.30% 2047	325	329
Visa Inc. 2.15% 2022	1,250	1,245
		26,092
Real estate 2.35%
Alexandria Real Estate Equities, Inc. 3.80% 2026	1,130	1,173
Alexandria Real Estate Equities, Inc. 3.95% 2028	35	36
American Campus Communities, Inc. 3.35% 2020	110	111
American Campus Communities, Inc. 3.75% 2023	1,350	1,383
American Campus Communities, Inc. 4.125% 2024	200	209
American Campus Communities, Inc. 3.625% 2027	1,890	1,891
Essex Portfolio LP 3.625% 2022	200	205
Essex Portfolio LP 3.50% 2025	70	71
Essex Portfolio LP 3.375% 2026	200	201
Essex Portfolio LP 4.00% 2029	180	189
Kimco Realty Corp. 3.40% 2022	1,525	1,555
Kimco Realty Corp. 3.30% 2025	1,000	1,012
Kimco Realty Corp. 4.125% 2046	265	256
Scentre Group 2.375% 20211	130	129
Scentre Group 3.50% 20251	450	457
Scentre Group 3.75% 20271	1,175	1,201
WEA Finance LLC 3.25% 20201	390	393
Westfield Corp. Ltd. 3.15% 20221	4,585	4,643
		15,115
Materials 1.92%
Chevron Phillips Chemical Co. LLC 3.30% 20231	390	400
Dow Chemical Co. 4.125% 2021	100	103
Dow Chemical Co. 3.15% 20241	205	206
Dow Chemical Co. 4.55% 20251	200	214
Dow Chemical Co. 3.625% 20261	1,048	1,060
Dow Chemical Co. 4.625% 2044	100	100
Dow Chemical Co. 5.55% 20481	290	325
Dow Chemical Co. 4.80% 20491	1,400	1,414
DowDuPont Inc. 4.205% 2023	500	527
DowDuPont Inc. 4.725% 2028	1,275	1,394

American Funds Corporate Bond Fund — Page 10 of 13

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
DowDuPont Inc. 5.419% 2048	$1,240	$1,412
Glencore Funding LLC 4.125% 20241	1,600	1,630
LYB International Finance BV 4.875% 2044	100	100
LyondellBasell Industries NV 6.00% 2021	200	214
Nutrien Ltd. 4.20% 2029	250	261
Nutrien Ltd. 5.00% 2049	575	600
Praxair, Inc. 3.00% 2021	100	102
Sherwin-Williams Co. 2.75% 2022	450	450
Sherwin-Williams Co. 3.125% 2024	600	602
Sherwin-Williams Co. 3.45% 2027	250	250
Sherwin-Williams Co. 4.50% 2047	402	399
Westlake Chemical Corp. 5.00% 2046	430	423
Westlake Chemical Corp. 4.375% 2047	160	143
		12,329
Total corporate bonds & notes		535,460
U.S. Treasury bonds & notes 7.20% U.S. Treasury 6.84%
U.S. Treasury 2.50% 2022	5,000	5,080
U.S. Treasury 2.00% 2024	4,657	4,675
U.S. Treasury 2.25% 2024	1,514	1,537
U.S. Treasury 2.375% 2024	1,504	1,535
U.S. Treasury 2.50% 20245	6,497	6,662
U.S. Treasury 2.50% 2026	100	103
U.S. Treasury 2.375% 2029	18,856	19,262
U.S. Treasury 3.125% 2048	88	97
U.S. Treasury 3.00% 20495	4,612	5,022
		43,973
U.S. Treasury inflation-protected securities 0.36%
U.S. Treasury Inflation-Protected Security 0.625% 20236	2,328	2,352
Total U.S. Treasury bonds & notes		46,325
Municipals 0.28% South Carolina 0.17%
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	400	459
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2016-B, 5.00% 2036	100	117
Public Service Auth., Rev. Ref. Obligations (Santee Cooper), Series 2016-C, 5.00% 2035	460	540
		1,116
Illinois 0.11%
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	675	697
Total municipals		1,813
Bonds & notes of governments outside the U.S. 0.07%
Saudi Arabia (Kingdom of) 5.00% 20491	425	452
Asset-backed obligations 0.00%
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 20211,7	14	14
Total bonds, notes & other debt instruments (cost: $567,860,000)		584,064

American Funds Corporate Bond Fund — Page 11 of 13

Short-term securities 8.32% Money market investments 8.32%	Shares	Value (000)
Capital Group Central Cash Fund	534,962	$53,496
Total short-term securities (cost: $53,490,000)		53,496
Total investment securities 99.12% (cost: $621,350,000)		637,560
Other assets less liabilities 0.88%		5,660
Net assets 100.00%		$643,220

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount8 (000)	Value at 5/31/20199 (000)	Unrealized (depreciation) appreciation at 5/31/2019 (000)
2 Year U.S. Treasury Note Futures	Short	2	October 2019	$(400)	$(429)	$(1)
5 Year U.S. Treasury Note Futures	Long	265	October 2019	26,500	31,102	262
10 Year Ultra U.S. Treasury Note Futures	Short	11	September 2019	(1,100)	(1,502)	(31)
30 Year Ultra U.S. Treasury Bond Futures	Long	18	September 2019	1,800	3,164	108
						$338

1	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $140,521,000, which represented 21.85% of the net assets of the fund.
2	Step bond; coupon rate may change at a later date.
3	Coupon rate may change periodically.
4	Scheduled interest and/or principal payment was not received.
5	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $229,000, which represented .04% of the net assets of the fund.
6	Index-linked bond whose principal amount moves with a government price index.
7	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
8	Notional amount is calculated based on the number of contracts and notional contract size.
9	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
Auth. = Authority
G.O. = General Obligation
ICE = Intercontinental Exchange, Inc.
LIBOR = London Interbank Offered Rate
Ref. = Refunding
Rev. = Revenue
USD/$ = U.S. dollars

American Funds Corporate Bond Fund — Page 12 of 13

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2019 Capital Group. All rights reserved.

MFGEFPX-032-0719O-S73065	American Funds Corporate Bond Fund — Page 13 of 13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American Funds Corporate Bond Fund (the "Fund") as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) as of May 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

July 16, 2019

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS CORPORATE BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: July 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: July 31, 2019

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: July 31, 2019